                               GUARANTEE AGREEMENT

                          Quanta Capital Holdings Ltd.

                          Dated as of December 21, 2004

                                TABLE OF CONTENTS

                                                                            PAGE

                                    ARTICLE I
                         DEFINITIONS AND INTERPRETATION

SECTION 1.1.   Definitions and Interpretation..................................1

                                   ARTICLE II
               POWERS, DUTIES AND RIGHTS OF THE GUARANTEE TRUSTEE

                                   ARTICLE III
                              THE GUARANTEE TRUSTEE

SECTION 3.1.   The Guarantee Trustee; Eligibility..............................8

SECTION 3.2.   Appointment, Removal and Resignation of the Guarantee Trustee...9

                                   ARTICLE IV
                                    GUARANTEE

                                      -i-

                                TABLE OF CONTENTS
                                   (continued)

                                                                            PAGE

                                    ARTICLE V
                    LIMITATION OF TRANSACTIONS; SUBORDINATION

SECTION 5.1.   Limitation of Transactions.....................................12

SECTION 5.2.   Ranking........................................................13

                                   ARTICLE VI
                                   TERMINATION

SECTION 6.1.   Termination....................................................13

                                   ARTICLE VII
                                 INDEMNIFICATION

                                  ARTICLE VIII
                                  MISCELLANEOUS

                                      -ii-

                               GUARANTEE AGREEMENT

         This GUARANTEE AGREEMENT (the "Guarantee"), dated as of December 21,
2004 , is executed and delivered by Quanta Capital Holdings Ltd., a Bermuda corporation (the "Guarantor"), and JPMorgan Chase Bank, N.A., as trustee (the
"Guarantee Trustee"), for the benefit of the Holders (as defined herein) from time to time of the Capital Securities (as defined herein) of Quanta Capital
Statutory Trust I, a Delaware statutory trust (the "Issuer").

         WHEREAS, pursuant to an Amended and Restated Declaration of Trust (the
"Declaration"), dated as of December 21, 2004, among the trustees named therein of the Issuer, Quanta Capital Holdings Ltd., as sponsor, and the Holders from time to time of undivided beneficial interests in the assets of the Issuer, the
Issuer is issuing on the date hereof securities, having an aggregate liquidation amount of up to $40,000,000, designated the TP Securities (the "Capital
Securities"); and

         WHEREAS, as incentive for the Holders to purchase the Capital
Securities, the Guarantor desires irrevocably and unconditionally to agree, to the extent set forth in this Guarantee, to pay to the Holders of Capital
Securities the Guarantee Payments (as defined herein) and to make certain other payments on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the purchase by each Holder of the
Capital Securities, which purchase the Guarantor hereby agrees shall benefit the
Guarantor, the Guarantor executes and delivers this Guarantee for the benefit of the Holders.

                                    ARTICLE I
                         DEFINITIONS AND INTERPRETATION

SECTION 1.1. Definitions and Interpretation.

         In this Guarantee, unless the context otherwise requires:

         (a) capitalized terms used in this Guarantee but not defined in the preamble above have the respective meanings assigned to them in this
     Section 1.1;

         (b) a term defined anywhere in this Guarantee has the same meaning throughout;

         (c) all references to "the Guarantee" or "this Guarantee" are to this
     Guarantee as modified, supplemented or amended from time to time;

         (d) all references in this Guarantee to Articles and Sections are to
     Articles and Sections of this Guarantee, unless otherwise specified;

         (e) terms defined in the Declaration as of the date of execution of this Guarantee have the same meanings when used in this Guarantee, unless otherwise defined in this Guarantee or unless the context otherwise requires; and

         (f) a reference to the singular includes the plural and vice versa.

         "Beneficiaries" means any Person to whom the Issuer is or hereafter becomes indebted or liable.

         "Corporate Trust Office" means the office of the Guarantee Trustee at which the corporate trust business of the Guarantee Trustee shall, at any particular time, be principally administered.

         "Covered Person" means any Holder of Capital Securities.

         "Debentures" means the junior subordinated debentures of Quanta Capital
Holdings Ltd., designated the Junior Subordinated Debt Securities due 2034, held by the Institutional Trustee (as defined in the Declaration) of the Issuer.

         "Event of Default" has the meaning set forth in Section 2.4.

         "Guarantee Payments" means the following payments or distributions, without duplication, with respect to the Capital Securities, to the extent not paid or made by the Issuer: (i) any accrued and unpaid Distributions (as defined in the Declaration) which are required to be paid on such Capital Securities to the extent the Issuer has funds available in the Property Account (as defined in the Declaration) therefor at such time, (ii) price payable upon the redemption of any Capital Securities to the extent the Issuer has funds available in the
Property Account therefor at such time, with respect to any Capital Securities that are (1) called for redemption by the Issuer, or (2) mandatorily redeemed by the Issuer, in each case, in accordance with the terms of such Capital
Securities, and (iii) upon a voluntary or involuntary liquidation, dissolution, winding-up or termination of the Issuer (other than in connection with the distribution of Debentures to the Holders of the Capital Securities in exchange therefor as provided in the Declaration), the lesser of (a) the aggregate of the liquidation amount of the Capital Securities and all accrued and unpaid
Distributions on the Capital Securities to the date of payment, to the extent the Issuer has funds available in the Property Account therefor at such time, and (b) the amount of assets of the Issuer remaining available for distribution to Holders in liquidation of the Issuer after satisfaction of liabilities to creditors of the Issuer as required by applicable law (in either case, the
"Liquidation Distribution").

         "Guarantee Trustee" means JPMorgan Chase Bank, N.A., until a Successor
Guarantee Trustee has been appointed and has accepted such appointment pursuant to the terms of this Guarantee and thereafter means each such Successor
Guarantee Trustee.

         "Holder" means any Person in whose name any Capital Securities are registered on the books and records of the Issuer; provided, however, that, in determining whether the holders of the requisite percentage of Capital
Securities have given any request, notice, consent or waiver hereunder, "Holder"
shall not include the Guarantor or any Affiliate of the Guarantor.

         "Indemnified Person" means the Guarantee Trustee (including in its individual capacity), any Affiliate of the Guarantee Trustee, or any officers, directors, shareholders, members, partners, employees, representatives, nominees, custodians or agents of the Guarantee Trustee.

                                      -2-

         "Indenture" means the Indenture, dated as of December 21, 2004, between the Guarantor and JPMorgan Chase Bank, N.A., not in its individual capacity but solely as trustee, and any indenture supplemental thereto pursuant to which the
Debentures are to be issued to the Institutional Trustee of the Issuer.

         "Liquidation Distribution" has the meaning set forth in the definition of "Guarantee Payments" herein.

         "Majority in liquidation amount of the Capital Securities" means
Holder(s) of outstanding Capital Securities, voting together as a class, but separately from the holders of Common Securities, of more than 50% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to, but excluding, the date upon which the voting percentages are determined) of all
Capital Securities then outstanding.

         "Obligations" means any costs, expenses or liabilities (but not including liabilities related to taxes) of the Issuer, other than obligations of the Issuer to pay to holders of any Trust Securities the amounts due such holders pursuant to the terms of the Trust Securities.

         "Officer's Certificate" means, with respect to any Person, a certificate signed by one Authorized Officer of such Person. Any Officer's
Certificate delivered with respect to compliance with a condition or covenant provided for in this Guarantee shall include:

         (a) a statement that each officer signing the Officer's Certificate has read the covenant or condition and the definitions relating thereto;

         (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Officer's
     Certificate;

         (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

         "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

         "Responsible Officer" means, with respect to the Guarantee Trustee, any officer within the Corporate Trust Office of the Guarantee Trustee with direct responsibility for the administration of any matters relating to this Guarantee, including any vice president, any assistant vice president, any secretary, any assistant secretary, the treasurer, any assistant treasurer, any trust officer or other officer of the Corporate Trust Office of the Guarantee Trustee
customarily performing functions similar to those performed by any of the above designated

                                      -3-

officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

         "Successor Guarantee Trustee" means a successor Guarantee Trustee possessing the qualifications to act as Guarantee Trustee under Section 3.1.

         "Trust Securities" means the Common Securities and the Capital
Securities.

                                   ARTICLE II
               POWERS, DUTIES AND RIGHTS OF THE GUARANTEE TRUSTEE

SECTION 2.1. Powers and Duties of the Guarantee Trustee.

         (a) This Guarantee shall be held by the Guarantee Trustee for the benefit of the Holders of the Capital Securities, and the Guarantee Trustee
     shall not transfer this Guarantee to any Person except a Holder of Capital
     Securities exercising his or her rights pursuant to Section 4.4(b) or to a
     Successor Guarantee Trustee on acceptance by such Successor Guarantee
     Trustee of its appointment to act as Successor Guarantee Trustee. The right, title and interest of the Guarantee Trustee shall automatically vest in any Successor Guarantee Trustee, and such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered pursuant to the appointment of such Successor Guarantee
     Trustee.

         (b) If an Event of Default actually known to a Responsible Officer of the Guarantee Trustee has occurred and is continuing, the Guarantee Trustee shall enforce this Guarantee for the benefit of the Holders of the Capital
     Securities.

         (c) The Guarantee Trustee, before the occurrence of any Event of
     Default and after the curing or waiving of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Guarantee, and no implied covenants shall be read into this Guarantee against the Guarantee Trustee. In case an Event of
     Default has occurred (that has not been cured or waived pursuant to Section
     2.4(b)) and is actually known to a Responsible Officer of the Guarantee
     Trustee, the Guarantee Trustee shall exercise such of the rights and powers vested in it by this Guarantee, and use the same degree of care and skill in its exercise thereof, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

         (d) No provision of this Guarantee shall be construed to relieve the
     Guarantee Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

             (i) prior to the occurrence of any Event of Default and after the curing or waiving of all Events of Default that may have occurred:

                 (A) the duties and obligations of the Guarantee Trustee shall be determined solely by the express provisions of this Guarantee, and the

                                      -4-

             Guarantee Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this
             Guarantee, and no implied covenants or obligations shall be read into this Guarantee against the Guarantee Trustee; and

                 (B) in the absence of bad faith on the part of the Guarantee
             Trustee, the Guarantee Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Guarantee Trustee and conforming to the requirements of this
             Guarantee; but in the case of any such certificates or opinions furnished to the Guarantee Trustee, the Guarantee Trustee shall be under a duty to examine the same to determine whether or not on their face they conform to the requirements of this Guarantee;

             (ii) the Guarantee Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Guarantee
         Trustee, unless it shall be proved that such Responsible Officer of the
         Guarantee Trustee or the Guarantee Trustee was negligent in ascertaining the pertinent facts upon which such judgment was made;

             (iii) the Guarantee Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the written direction of the Holders of a Majority in liquidation amount of the Capital Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Guarantee
         Trustee, or exercising any trust or power conferred upon the Guarantee
         Trustee under this Guarantee; and

             (iv) no provision of this Guarantee shall require the Guarantee
         Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if the Guarantee Trustee shall have reasonable grounds for believing that the repayment of such funds is not reasonably assured to it under the terms of this Guarantee, or security and indemnity, reasonably satisfactory to the Guarantee
         Trustee, against such risk or liability is not reasonably assured to
         it.

SECTION 2.2. Certain Rights of the Guarantee Trustee.

         (a) Subject to the provisions of Section 2.1:

             (i) The Guarantee Trustee may conclusively rely, and shall be fully protected in acting or refraining from acting upon, any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties.

             (ii) Any direction or act of the Guarantor contemplated by this
         Guarantee shall be sufficiently evidenced by an Officer's Certificate.

                                      -5-

             (iii) Whenever, in the administration of this Guarantee, the
         Guarantee Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Guarantee Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officer's Certificate of the Guarantor which, upon receipt of such request, shall be promptly delivered by the
         Guarantor.

             (iv) The Guarantee Trustee shall have no duty to see to any recording, filing or registration of any instrument or other writing
         (or any rerecording, refiling or reregistration thereof).

             (v) The Guarantee Trustee may consult with counsel of its
         selection, and the advice or opinion of such counsel with respect to legal matters shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion. Such counsel may be counsel to the Guarantor or any of its Affiliates and may include any of its employees. The Guarantee Trustee shall have the right at any time to seek instructions concerning the administration of this Guarantee from any court of competent jurisdiction.

             (vi) The Guarantee Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Guarantee at the request or direction of any Holder, unless such Holder shall have provided to the Guarantee Trustee such security and indemnity, reasonably satisfactory to the Guarantee Trustee, against the costs, expenses (including attorneys' fees and expenses and the expenses of the Guarantee Trustee's agents, nominees or custodians) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Guarantee Trustee; provided, however, that nothing -------- -------
         contained in this Section 2.2(a)(vi) shall be taken to relieve the
         Guarantee Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this
         Guarantee.

             (vii) The Guarantee Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Guarantee Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit.

             (viii) The Guarantee Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, nominees, custodians or attorneys, and the Guarantee
         Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

                                      -6-

             (ix) Any action taken by the Guarantee Trustee or its agents hereunder shall bind the Holders of the Capital Securities, and the signature of the Guarantee Trustee or its agents alone shall be sufficient and effective to perform any such action. No third party shall be required to inquire as to the authority of the Guarantee
         Trustee to so act or as to its compliance with any of the terms and provisions of this Guarantee, both of which shall be conclusively evidenced by the Guarantee Trustee's or its agent's taking such action.

             (x) Whenever in the administration of this Guarantee the Guarantee
         Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the
         Guarantee Trustee (A) may request instructions from the Holders of a
         Majority in liquidation amount of the Capital Securities, (B) may refrain from enforcing such remedy or right or taking such other action until such instructions are received and (C) shall be protected in conclusively relying on or acting in accordance with such instructions.

             (xi) The Guarantee Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Guarantee.

         (b) No provision of this Guarantee shall be deemed to impose any duty or obligation on the Guarantee Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal or in which the Guarantee
     Trustee shall be unqualified or incompetent in accordance with applicable law to perform any such act or acts or to exercise any such right, power, duty or obligation. No permissive power or authority available to the
     Guarantee Trustee shall be construed to be a duty.

SECTION 2.3. Not Responsible for Recitals or Issuance of Guarantee.

         The recitals contained in this Guarantee shall be taken as the statements of the Guarantor, and the Guarantee Trustee does not assume any responsibility for their correctness. The Guarantee Trustee makes no representation as to the validity or sufficiency of this Guarantee.

SECTION 2.4. Events of Default; Waiver.

         (a) An Event of Default under this Guarantee will occur upon the failure of the Guarantor to perform any of its payment or other obligations hereunder.

         (b) The Holders of a Majority in liquidation amount of the Capital
     Securities may, voting or consenting as a class, on behalf of the Holders of all of the Capital Securities, waive any past Event of Default and its consequences. Upon such waiver, any such Event of Default shall cease to exist, and shall be deemed to have been cured, for every purpose of this
     Guarantee, but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

                                      -7-

SECTION 2.5. Events of Default; Notice.

         (a) The Guarantee Trustee shall, within 90 days after the occurrence of an Event of Default, transmit by mail, first class postage prepaid, to the
     Holders of the Capital Securities, notices of all Events of Default actually known to a Responsible Officer of the Guarantee Trustee, unless such defaults have been cured before the giving of such notice; provided, however, that the Guarantee Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Guarantee Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Capital Securities.

         (b) The Guarantee Trustee shall not be charged with knowledge of any
     Event of Default unless the Guarantee Trustee shall have received written notice thereof from the Guarantor or a Holder of the Capital Securities, or a Responsible Officer of the Guarantee Trustee charged with the administration of this Guarantee shall have actual knowledge thereof.

                                  ARTICLE III
                             THE GUARANTEE TRUSTEE

SECTION 3.1. The Guarantee Trustee; Eligibility.

         (a) There shall at all times be a Guarantee Trustee which shall:

             (i) not be an Affiliate of the Guarantor; and

             (ii) be a corporation or national association organized and doing business under the laws of the United States of America or any state or territory thereof or of the District of Columbia, or Person authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000), and subject to supervision or examination by federal, state, territorial or District of Columbia authority. If such corporation or national association publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then, for the purposes of this Section
         3.1(a)(ii), the combined capital and surplus of such corporation or national association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

         (b) If at any time the Guarantee Trustee shall cease to be eligible to so act under Section 3.1(a), the Guarantee Trustee shall immediately resign in the manner and with the effect set forth in Section 3.2(c).

         (c) If the Guarantee Trustee has or shall acquire any "conflicting interest' within the meaning of Section 310(b) of the Trust Indenture Act, the Guarantee Trustee shall either eliminate such interest or resign to the extent and in the manner provided by, and subject to, this Guarantee.

                                      -8-

SECTION 3.2.      Appointment, Removal and Resignation of the Guarantee Trustee.

         (a) Subject to Section 3.2(b), the Guarantee Trustee may be appointed or removed without cause at any time by the Guarantor except during an
     Event of Default.

         (b) The Guarantee Trustee shall not be removed in accordance with
     Section 3.2(a) until a Successor Guarantee Trustee has been appointed and has accepted such appointment by written instrument executed by such
     Successor Guarantee Trustee and delivered to the Guarantor.

         (c) The Guarantee Trustee appointed to office shall hold office until a
     Successor Guarantee Trustee shall have been appointed or until its removal or resignation. The Guarantee Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing executed by the Guarantee Trustee and delivered to the Guarantor, which resignation shall not take effect until a Successor Guarantee Trustee has been appointed and has accepted such appointment by an instrument in writing executed by such Successor Guarantee Trustee and delivered to the Guarantor and the resigning Guarantee Trustee.

         (d) If no Successor Guarantee Trustee shall have been appointed and accepted appointment as provided in this Section 3.2 within 60 days after delivery of an instrument of removal or resignation, the Guarantee Trustee resigning or being removed may petition any court of competent jurisdiction for appointment of a Successor Guarantee Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a
     Successor Guarantee Trustee.

         (e) No Guarantee Trustee shall be liable for the acts or omissions to act of any Successor Guarantee Trustee.

         (f) Upon termination of this Guarantee or removal or resignation of the
     Guarantee Trustee pursuant to this Section 3.2, the Guarantor shall pay to the Guarantee Trustee all amounts owing to the Guarantee Trustee under
     Sections 7.2 and 7.3 accrued to the date of such termination, removal or resignation.

                                   ARTICLE IV
                                    GUARANTEE

SECTION 4.1. Guarantee.

         (a) The Guarantor irrevocably and unconditionally agrees to pay in full to the Holders the Guarantee Payments (without duplication of amounts theretofore paid by the Issuer), as and when due, regardless of any defense
     (except as defense of payment by the Issuer), right of set-off or counterclaim that the Issuer may have or assert. The Guarantor's obligation to make a Guarantee Payment may be satisfied by direct payment of the required amounts by the Guarantor to the Holders or by causing the Issuer to pay such amounts to the Holders.

                                      -9-

         (b) The Guarantor hereby also agrees to assume any and all Obligations of the Issuer and in the event any such Obligation is not so assumed, subject to the terms and conditions hereof, the Guarantor hereby irrevocably and unconditionally guarantees to each Beneficiary the full payment, when and as due, of any and all Obligations to such Beneficiaries.
     This Guarantee is intended to be for the Beneficiaries who have received notice hereof.

SECTION 4.2. Waiver of Notice and Demand.

         The Guarantor hereby waives notice of acceptance of this Guarantee and of any liability to which it applies or may apply, presentment, demand for payment, any right to require a proceeding first against the Issuer or any other
Person before proceeding against the Guarantor, protest, notice of nonpayment, notice of dishonor, notice of redemption and all other notices and demands.

SECTION 4.3. Obligations Not Affected.

         The obligations, covenants, agreements and duties of the Guarantor under this Guarantee shall in no way be affected or impaired by reason of the happening from time to time of any of the following:

         (a) the release or waiver, by operation of law or otherwise, of the performance or observance by the Issuer of any express or implied agreement, covenant, term or condition relating to the Capital Securities to be performed or observed by the Issuer;

         (b) the extension of time for the payment by the Issuer of all or any portion of the Distributions, the price payable upon the redemption of the
     Capital Securities, the Liquidation Distribution or any other sums payable under the terms of the Capital Securities or the extension of time for the performance of any other obligation under, arising out of, or in connection with, the Capital Securities (other than an extension of time for the payment of the Distributions, the price payable upon the redemption of the
     Capital Securities, the Liquidation Distribution or other sums payable that results from the extension of any interest payment period on the
     Debentures;

         (c) any failure, omission, delay or lack of diligence on the part of the Holders to enforce, assert or exercise any right, privilege, power or remedy conferred on the Holders pursuant to the terms of the Capital
     Securities, or any action on the part of the Issuer granting indulgence or extension of any kind;

         (d) the voluntary or involuntary liquidation, dissolution, sale of any collateral, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of debt of, or other similar proceedings affecting, the Issuer or any of the assets of the Issuer;

         (e) any invalidity of, or defect or deficiency in, the Capital
     Securities;

         (f) the settlement or compromise of any obligation guaranteed hereby or hereby incurred; or

                                      -10-

         (g) any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a guarantor, it being the intent of this Section 4.3 that the obligations of the Guarantor hereunder shall be absolute and unconditional under any and all circumstances.

         There shall be no obligation of the Holders to give notice to, or obtain consent of, the Guarantor with respect to the happening of any of the foregoing.

SECTION 4.4. Rights of Holders.

         (a) The Holders of a Majority in liquidation amount of the Capital
     Securities have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Guarantee Trustee in respect of this Guarantee or to direct the exercise of any trust or power conferred upon the Guarantee Trustee under this Guarantee; provided, however, that (subject to Sections 2.1 and 2.2) the Guarantee Trustee shall have the right to decline to follow any such direction if the Guarantee
     Trustee shall determine that the actions so directed would be unjustly prejudicial to the Holders not taking part in such direction or if the
     Guarantee Trustee being advised by legal counsel determines that the action or proceeding so directed may not lawfully be taken or if the Guarantee
     Trustee in good faith by its board of directors or trustees, executive committee or a trust committee of directors or trustees and/or Responsible
     Officers shall determine that the action or proceeding so directed would involve the Guarantee Trustee in personal liability.

         (b) Any Holder of Capital Securities may institute a legal proceeding directly against the Guarantor to enforce the Guarantee Trustee's rights under this Guarantee, without first instituting a legal proceeding against the Issuer, the Guarantee Trustee or any other Person. The Guarantor waives any right or remedy to require that any such action be brought first against the Issuer, the Guarantee Trustee or any other Person before so proceeding directly against the Guarantor.

SECTION 4.5. Guarantee of Payment.

         This Guarantee creates a guarantee of payment and not of collection.

SECTION 4.6. Subrogation.

         The Guarantor shall be subrogated to all (if any) rights of the Holders of Capital Securities against the Issuer in respect of any amounts paid to such
Holders by the Guarantor under this Guarantee; provided, however, that the
Guarantor shall not (except to the extent required by applicable provisions of law) be entitled to enforce or exercise any right that it may acquire by way of subrogation or any indemnity, reimbursement or other agreement, in all cases as a result of payment under this Guarantee, if, after giving effect to any such payment, any amounts are due and unpaid under this Guarantee. If any amount shall be paid to the Guarantor in violation of the preceding sentence, the
Guarantor agrees to hold such amount in trust for the Holders and to pay over such amount to the Holders.

                                      -11-

SECTION 4.7. Independent Obligations.

         The Guarantor acknowledges that its obligations hereunder are independent of the obligations of the Issuer with respect to the Capital
Securities and that the Guarantor shall be liable as principal and as debtor hereunder to make Guarantee Payments pursuant to the terms of this Guarantee notwithstanding the occurrence of any event referred to in subsections (a)
through (g), inclusive, of Section 4.3 hereof.

SECTION 4.8. Enforcement.

         A Beneficiary may enforce the Obligations of the Guarantor contained in
Section 4.1(b) directly against the Guarantor, and the Guarantor waives any right or remedy to require that any action be brought against the Issuer or any other person or entity before proceeding against the Guarantor.

         The Guarantor shall be subrogated to all rights (if any) of any
Beneficiary against the Issuer in respect of any amounts paid to the
Beneficiaries by the Guarantor under this Guarantee; provided, however, that the
Guarantor shall not (except to the extent required by applicable provisions of law) be entitled to enforce or exercise any rights that it may acquire by way of subrogation or any indemnity, reimbursement or other agreement, in all cases as a result of payment under this Guarantee, if, after giving effect to such payment, any amounts are due and unpaid under this Guarantee.

                                   ARTICLE V
                    LIMITATION OF TRANSACTIONS; SUBORDINATION

SECTION 5.1. Limitation of Transactions.

         So long as any Capital Securities remain outstanding, if (a) there shall have occurred and be continuing an Event of Default or (b) the Guarantor shall have selected an Extension Period as provided in the Declaration and such period, or any extension thereof, shall have commenced and be continuing, then the Guarantor may not (x) declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of the Guarantor's capital stock or (y) make any payment of principal of or interest or premium, if any, on or repay, repurchase or redeem any debt securities of the Guarantor that rank pari passu in all respects with or junior in interest to the Debentures (other than (i) payments under this Guarantee,
(ii) repurchases, redemptions or other acquisitions of shares of capital stock of the Guarantor (A) in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of one or more employees, officers, directors, or consultants, (B) in connection with a dividend reinvestment or stockholder stock purchase plan or (C) in connection with the issuance of capital stock of the Guarantor (or securities convertible into or exercisable for such capital stock), as consideration in an acquisition transaction entered into prior to the occurrence of the Event of Default or the applicable Extension Period, (iii) as a result of any exchange, reclassification, combination or conversion of any class or series of the
Guarantor's capital stock (or any capital stock of a subsidiary of the
Guarantor) for any class or series of the Guarantor's capital stock or of any class or series of the Guarantor's indebtedness for any class or series of the
Guarantor's capital stock,

                                      -12-

(iv) the purchase of fractional interests in shares of the Guarantor's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged, (v) any declaration of a dividend in connection with any stockholder's rights plan, or the issuance of rights, stock or other property under any stockholder's rights plan, or the redemption or repurchase of rights pursuant thereto, or (vi) any dividend in the form of stock, warrants, options or other rights where the dividend stock or the stock issuable upon exercise of such warrants, options or other rights is the same stock as that on which the dividend is being paid or ranks pari passu with or junior to such stock).

SECTION 5.2. Ranking.

         This Guarantee will constitute an unsecured obligation of the Guarantor and will rank subordinate and junior in right of payment to all present and future Senior Indebtedness (as defined in the Indenture) of the Guarantor. By their acceptance thereof, each Holder of Capital Securities agrees to the foregoing provisions of this Guarantee and the other terms set forth herein.

         The right of the Guarantor to participate in any distribution of assets of any of its subsidiaries upon any such subsidiary's liquidation or reorganization or otherwise is subject to the prior claims of creditors of that subsidiary, except to the extent the Guarantor may itself be recognized as a creditor of that subsidiary. Accordingly, the Guarantor's obligations under this
Guarantee will be effectively subordinated to all existing and future liabilities of the Guarantor's subsidiaries, and claimants should look only to the assets of the Guarantor for payments thereunder. This Guarantee does not limit the incurrence or issuance of other secured or unsecured debt of the
Guarantor, including Senior Indebtedness of the Guarantor, under any indenture or agreement that the Guarantor may enter into in the future or otherwise.

                                   ARTICLE VI
                                  TERMINATION

SECTION 6.1. Termination.

         This Guarantee shall terminate as to the Capital Securities (i) upon full payment of the price payable upon redemption of all Capital Securities then outstanding, (ii) upon the distribution of all of the Debentures to the Holders of all of the Capital Securities or (iii) upon full payment of the amounts payable in accordance with the Declaration upon dissolution of the Issuer. This
Guarantee will continue to be effective or will be reinstated, as the case may be, if at any time any Holder of Capital Securities must restore payment of any sums paid under the Capital Securities or under this Guarantee.

                                  ARTICLE VII
                                INDEMNIFICATION

SECTION 7.1. Exculpation.

         (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Guarantor or any Covered Person for any loss, damage or claim incurred by reason of any act or omission of such
     Indemnified Person in good faith

                                      -13-

     in accordance with this Guarantee and in a manner that such Indemnified
     Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Guarantee or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's negligence or willful misconduct with respect to such acts or omissions.

         (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Issuer or the Guarantor and upon such information, opinions, reports or statements presented to the Issuer or the
     Guarantor by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who, if selected by such Indemnified Person, has been selected with reasonable care by such Indemnified Person, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Capital
     Securities might properly be paid.

SECTION 7.2. Indemnification.

         (a) The Guarantor agrees to indemnify each Indemnified Person for, and to hold each Indemnified Person harmless against, any and all loss, liability, damage, claim or expense incurred without negligence or willful misconduct on the part of the Indemnified Person, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including but not limited to the costs and expenses (including reasonable legal fees and expenses) of the Indemnified Person defending itself against, or investigating, any claim or liability in connection with the exercise or performance of any of the Indemnified Person's powers or duties hereunder. The obligation to indemnify as set forth in this Section
     7.2 shall survive the resignation or removal of the Guarantee Trustee and the termination of this Guarantee.

         (b) Promptly after receipt by an Indemnified Person under this Section
     7.2 of notice of the commencement of any action, such Indemnified Person will, if a claim in respect thereof is to be made against the Guarantor under this Section 7.2, notify the Guarantor in writing of the commencement thereof; but the failure so to notify the Guarantor (i) will not relieve the Guarantor from liability under paragraph (a) above unless and to the extent that the Guarantor did not otherwise learn of such action and such failure results in the forfeiture by the Guarantor of substantial rights and defenses and (ii) will not, in any event, relieve the Guarantor from any obligations to any Indemnified Person other than the indemnification obligation provided in paragraph (a) above. The Guarantor shall be entitled to appoint counsel of the Guarantor's choice at the Guarantor's expense to represent the Indemnified Person in any action for which indemnification is sought (in which case the Guarantor shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified
     Person or Persons except as set forth below); provided, however, that such counsel shall be satisfactory to the Indemnified Person. Notwithstanding the Guarantor's election to appoint counsel to represent the Indemnified
     Person in any action, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Guarantor shall bear the reasonable fees, costs and expenses of such separate counsel (and local counsel), if (i)

                                      -14-

     the use of counsel chosen by the Guarantor to represent the Indemnified
     Person would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Guarantor and the Indemnified Person
     shall have reasonably concluded that there may be legal defenses available to it and/or other Indemnified Persons which are different from or additional to those available to the Guarantor, (iii) the Guarantor shall not have employed counsel satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (iv) the Guarantor shall authorize the
     Indemnified Person to employ separate counsel at the expense of the
     Guarantor. The Guarantor will not, without the prior written consent of the
     Indemnified Persons, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the Indemnified Persons are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each Indemnified
     Person from all liability arising out of such claim, action, suit or proceeding.

SECTION 7.3. Compensation; Reimbursement of Expenses.

         The Guarantor agrees:

         (a) to pay to the Guarantee Trustee from time to time such compensation for all services rendered by it hereunder as the parties shall agree to from time to time (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust); and

         (b) except as otherwise expressly provided herein, to reimburse the
     Guarantee Trustee upon request for all reasonable expenses, disbursements and advances incurred or made by it in accordance with any provision of this Guarantee (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to the negligence or willful misconduct of the Guarantee Trustee.

         The provisions of this Section 7.3 shall survive the resignation or removal of the Guarantee Trustee and the termination of this Guarantee.

                                  ARTICLE VIII
                                  MISCELLANEOUS

SECTION 8.1. Successors and Assigns.

         All guarantees and agreements contained in this Guarantee shall bind the successors, assigns, receivers, trustees and representatives of the
Guarantor and shall inure to the benefit of the Holders of the Capital
Securities then outstanding. Except in connection with any merger or consolidation of the Guarantor with or into another entity or any sale, transfer or lease of the Guarantor's assets or capital stock to another entity, in each case to the extent permitted under the Indenture, the Guarantor may not assign its rights or delegate its obligations under this

                                      -15-

Guarantee without the prior approval of the Holders of not less than a Majority in liquidation amount of the Capital Securities.

SECTION 8.2. Amendments.

         Except with respect to any changes that do not adversely affect the powers, preferences, rights or interests of Holders of the Capital Securities in any material respect (in which case no consent of Holders will be required), this Guarantee may be amended only with the prior approval of the Holders of a
Majority in liquidation amount of the Capital Securities. The provisions of the
Declaration with respect to amendments thereof shall apply equally with respect to amendments of the Guarantee.

SECTION 8.3. Notices.

         All notices provided for in this Guarantee shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by first class mail, as follows:

         (a) If given to the Guarantee Trustee, at the Guarantee Trustee's mailing address set forth below (or such other address as the Guarantee
     Trustee may give notice of to the Holders of the Capital Securities):

             JPMorgan Chase Bank, N.A.
             600 Travis Street, 50th Floor
             Houston, Texas 77002
             Attention:  Institutional Trust Services
             Quanta Capital Statutory Trust I
             Telecopy:  (713) 216-2101
             Telephone: (713) 216-4181

         (b) If given to the Guarantor, at the Guarantor's mailing address set forth below (or such other address as the Guarantor may give notice of to the Holders of the Capital Securities and to the Guarantee Trustee):

             Quanta Capital Holdings Ltd.
             Cumberland House
             1 Victoria Street, 4th Floor
             Hamilton, Bermuda  HM 11
             Attention: Controller
             Telecopy: (441) 294-6390

         (c) If given to any Holder of the Capital Securities, at the address set forth on the books and records of the Issuer.

         All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid, except that if a notice or other document is refused delivery or cannot be delivered because of a changed address

                                      -16-

of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

SECTION 8.4. Benefit.

         This Guarantee is solely for the benefit of the Holders of the Capital
Securities and, subject to Section 2.1(a), is not separately transferable from the Capital Securities.

SECTION 8.5. Governing Law.

         THIS GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH,
THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES
THEREOF.

SECTION 8.6. Counterparts.

         This Guarantee may contain more than one counterpart of the signature page and this Guarantee may be executed by the affixing of the signature of the
Guarantor and the Guarantee Trustee to any of such counterpart signature pages.
All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

                                      -17-

         THIS GUARANTEE is executed as of the day and year first above written.

                                             QUANTA CAPITAL HOLDINGS LTD.,
                                             AS GUARANTOR

                                             By: /s/ John S. Brittain, Jr.
                                                --------------------------------
                                             Name: John S. Brittain, Jr.
                                                  ------------------------------
                                             Title: Chief Finanical Officer
                                                   -----------------------------

                                             JPMORGAN CHASE BANK, N.A., AS
                                             GUARANTEE TRUSTEE

                                             By: /s/ Maria Calzado
                                                --------------------------------
                                             Name: Maria Calzado
                                                  ------------------------------
                                             Title: Vice President
                                                   -----------------------------

                                      -18-